Exhibit 99.2

Traws Pharma Narazaciclib June 2025

Forward-looking statements

This presentation contains, and certain oral statements made by management from time to time may contain, "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include actions, events, results, strategies and expectations and are often identifiable by use of the words "believes," "expects," "intends," "anticipates," "plans," "seeks," "estimates," "projects," "may," "will," "could," "might," or "continues" or similar expressions. Forward-looking statements within this presentation include, but are not limited to, express or implied statements regarding the nature, strategy, opportunities and focus of Traws Pharma, Inc. ("Traws"); the development, commercial potential and potential benefits of any product candidates; potential partnership opportunities; anticipated clinical drug development activities, related timelines and expected milestones; anticipated interactions with the FDA and other domestic and foreign regulatory bodies; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting the company will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Traws' control. Traws' actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the uncertainties associated with Traws' product candidates, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement and completion of clinical trials, studies and evaluations; (ii) risks related to Traws' ability to identify and solidify partnerships for the advancement of certain of its product candidates; (iii) risks related to Traws' ability to obtain sufficient additional capital to continue to advance its product candidates and operate its business; (iv) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (v) risks related to the failure to realize any value from product candidates currently being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (vi) uncertainties in retaining key personnel, including the executive team and directors; and (vii) risks that may stem from changes in the regulatory and/or political landscape, and (viii) risks associated with the possible failure to realize certain anticipated benefits of Traws' 2024 merger with Trawsfynydd Therapeutics, Inc., including with respect to future financial and operating results and the other risks and uncertainties included in Traws' Annual Report on Form 10-K for the year ended December 31, 2024 and Traws' subsequent filings with the U.S. Securities and Exchange Commission (the "SEC"). Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Traws expressly disclaims any obligation or undertaking, unless required by applicable law, to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Traws.

This presentation is for informational purposes only and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Traws, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

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TRAWS PHARMA

• Multi - targeted approach: Narazaciclib inhibits CDK4/6 and other clinically validated cyclin - dependent kinases • AMPK - related protein kinase 5 (ARK5), • Colony - stimulating factor 1 receptor (CSF1R), • Designed for resistance: By targeting CSF - 1 and FGFR, Narazaciclib is positioned to overcome resistant challenges of current approaches as these are key kinases implicated in the mechanism of resistance for certain tumors • driver of resistance to ICB in the TIME of lung cancer and melanoma • Expansion potential: Targeting ARK - 5 (also known as NUAK1), another key mechanism of resistance when highly expressed, suggests Narazaciclib has potential in additional tumors where resistance is developed due to expression of these proteins • Differentiation vs. other CDK4/6s: Goes beyond cell cycle inhibition to address resistance escape mechanisms not covered by current therapies, active in palbociclib resistant cell lines Narazaciclib: Advancing Beyond Existing CDK4/6 to Overcome Resistance Opportunity to Address Resistance - Driven Gaps in Metastatic Breast Cancer and Other Hard - to - Treat Tumors Narazaciclib IB March 2024 3

Study Status Phase 3 Phase 2 Phase 1 Indication Program ISS with Icahn School of Medicine, Mount Sinai (MSSM), NY, USA Currently on hold, pending funding. Metastatic Hormone receptor+ breast cancer who have failed frontline CDK 4/6 inhibitors Narazaciclib +fulvestrant or exemestane Oral ISS with Icahn School of Medicine, Mount Sinai (MSSM), NY, USA. Currently on hold, pending funding. Relapsed Refractory Multiple Myeloma Narazaciclib + dexamethasone Study complete, Data analysis ongoing. Low grade endometrial endometrioid carcinoma Narazaciclib + Letrozole (both daily) Study complete, Data analysis ongoing. Solid tumors Narazaciclib (daily) Narazaciclib Clinical Studies ISS: Investigator Sponsored Study 4

Unmet Needs in HR+/HER2- Metastatic Breast Cancer

Limited Long-Term Benefit of Current Therapies & Toxicity Challenges	• Median overall survival with CDK4/6 inhibitors ~5 years; MBC remains incurable • High rates of discontinuation due to AEs

Inevitable Resistance	• Most patients progress on CDK4/6 + endocrine therapy, with limited effective options afterward
	  • **Adjuvant setting:**
	    • **Abemaciclib + ET** (2 years) for high-risk patients (preferred, category 1)
	    • **Ribociclib + AI** (3 years) for node-positive or large/grade 2–3 tumors (preferred, category 1)
	  • **First-line metastatic standard:** CDK4/6 + ET preferred over chemo; PFS typically 2–3 years

Post Progression Challenges	• Few NCCN-recommended options: Everolimus + ET, mutation-targeted therapies, chemotherapy • Real-world data show high 2L chemo use, possibly due to fear of endocrine resistance • Fulvestrant after CDK4/6 failure yields PFS of only 2–3 months

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TRAWS PHARMA

Current Therapies Show Limited Efficacy with Challenging - to - Manage Toxicities Notes Safety Efficacy Therapeutic Approach Studies are small 30% AE discontinuation due to everolimus 4 - 7 month PFS Everolimus combinations SERDs (elacestrant, fulvestrant) are agents studied; elacestrant had PFS of 3.8m in ESR1mut patients (vs. 1.9 placebo) for which it has indication Gr3 - 4 AE: 12 - 27% SAE: 2 - 12% AE discont: 4 - 6% 2 - 3 month PFS Endocrine monotherapy Combinations with best data are CDK4/6+SERD: • Abemaciclib + Fulvestrant: 6 - 13m PFS • Abemaciclib + Imlunestrant: 9m PFS • Palbociclib + Vepdegestrant: 11m PFS Gr3+ AE: 49 - 55% AE discont: 6% 6 - 13 month PFS CDK4/6 + Endocrine Therapy SAE: 18% AE discount: 3 - 23% 6 - 13 month PFS Mutation targeted treatments 6

Large Population CDK4/6 Resistant Patients in Need of Novel Therapy in 2L mBC

Patient Population	Number of Patients	Eligible for Novel Post-CDK4/6 Treatment	Rationale/Source
BC Incidence	700,000		
70% HR+/HER2-	490,000		SEER, WHO
34% Eligible for CDK4/6 as Adjuvant Treatment	167,000		• Prevalence, clinicopathologic features and long-term overall survival of early breast cancer patients eligible for adjuvant abemaciclib and/or ribociclib | npj Breast Cancer
28% Progress to Metastatic, 1L	136,000		• 6% is diagnosed as metastatic (SEER) • 22% LT recurrence, Annual Hazard Rates of Recurrence for Breast Cancer During 24 Years of Follow-Up: Results From the International Breast Cancer Study Group Trials I to V – PMC
1L: 34% received CDK4/6 Adjuvant Treatment		47,000	Patients more likely to receive CDK4/6 that established efficacy in post CDK4/6 treated population
76% Progress 1L to 2L	103,000		GlobalData
2L: 66% received CDK4/6 as 1L mBC treatment		68,000	
Total Eligible Patients		115,000	

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TRAWS PHARMA

Opportunity for Innovation in HR+/HER2 - mBC Post - CDK4/6 Progression • Significant unmet need in patients progressing after initial CDK4/6 inhibitor therapy • Limited long - term benefit • Challenging to Manage Tox Profiles • Resistance is inevitable • Few effective post - progression options Narazaciclib has the potential to address high unmet medical needs in advanced MBC Patients 8 • Narazaciclib: A Next - Generation CDK4/6+ Inhibitor • Designed for use in patients who progress on currently approved CDK4/6 therapies • Preclinical data support activity in CDK4/6 - refractory breast cancer • Phase 1 studies suggest lower incidence of neutropenia and diarrhea compared to existing CDK4/6 inhibitors • Combination with anti - estrogen therapy represents a promising development path in HR+ MBC

Narazaciclib Targets Key Kinases vs Other CDK4/6s

Importance of CSF1R and ARK5/NUAK1



Inhibition of CSF-1R and ARK5 in Breast Cancer
CSF-1
CSF-1R
ARK5
Breast cancer
Breast cancer
M
Immunosuppressive macrophages
Metastasis
Tumor-associate macrophage
Stress survival
EMT
Resistance to apoptosis

CSF1R:

- CSF-1R is expressed on tumor-associated macrophages (TAMs).
- Activation by CSF-1 leads to pro-tumor immunosuppressive macrophages (M2 type).
- These TAMs promote tumor growth, angiogenesis, metastasis, and immune evasion.

Relevance in Breast Cancer:

- Overexpression of CSF-1 and CSF-1R correlates with:
  - Poor prognosis
  - Increased metastasis
  - High CSF-1R+ macrophage infiltration is associated with resistance to immunotherapy

ARK5:

- ARK5 is a member of the AMPK family.
- Plays a role in:
  - Cell survival under metabolic stress
  - Epithelial-mesenchymal transition (EMT)
  - Metastasis
  - Resistance to apoptosis

Relevance in Breast Cancer:

- Overexpressed in several breast cancer models, especially:
  - Invasive or metastatic cell lines
  - Basal-like/TNBC phenotypes
- Promotes:
  - AKT survival signaling, Hypoxia tolerance, Migration and invasion

CSF1R: Cancer Res 2006; 66: (8). April 15, 2006, J Med Chem. 2014 Feb 13;57(3):578-99. ARF5/NUAK1: Cancer Res (2016) 76 (5): 1225–1236 and BBB: data on file

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TRAWS PHARMA

Potency of Narazaciclib vs other CDK4/6 Narazaciclib is a best - in - class CDK4/6 with potency against critical kinases that other CDKs do not target 10 Reaction Biology 2021; Data on file. *Note that kinase activity is based on nM IC 50 values, a quantitative measure indicating the concentration needed to inhibit the listed kinase by 50% Abemaciclib (nM IC50) Ribociclib (nM IC50) Palbociclib (nM IC50) Narazaciclib (nM IC50) Lilly Novartis Pfizer Traws Pharma Sponsor CDK Family 0.8 3 2 2 CDK4/cyclin D1 0.6 6.0 0.8 0.6 CDK6/cyclin D1 130 >10,000 2300 69 CDK2/cyclin E 7 390 630 48 CDK9/T1 270 >10,000 >10,000 2190 CDK1/cyclin A Other Kinases >10,000 >10,000 >10,000 0.7 CSF1R 773 1,540 1,400 5 ARK 5/NUAK 1

Narazaciclib Inhibits Growth of Palbociclib Resistant Cancer Cell Lines Prostate Cancer Cells Ovarian Cancer Cells Palbociclib Palbociclib Palbociclib Narazaciclib Narazaciclib Narazaciclib Breast Cancer Cells Breast cancer cells = MDA - MB - 468; Ovarian cancer cells = 2008 cells; Prostate Cancer cells = PC - 3 cells; Traws Pharma Data on f ile 11

Preclinical Results Show Reduced Neutropenia with Narazaciclib (ON123300) Compared to Palbociclib Xenograft Mice (n=5/group) B ON 123300, an Orally Administered Novel CDK4/6 + ARK5 Inhibitor, Exhibits Potent Antitumor Activity In Vivo: Comparative Studies with Palbociclib S. Patel* 1 , P. Pancholi 1 , T. Visal 1 , A. Samant 1 , D. Kansara 1 , V. J. Rajadhyaksha 2 , B. S. Hoffman 2 , M. Maniar 2 , and V. Sehdev 1 1 Division of Pharmaceutical Sciences, Arnold & Marie Schwartz College of Pharmacy & Health Sciences, Long Island University , Brooklyn, NY , USA, 2 Onconova Therapeutics, Inc., Newtown, PA, USA. INTRODUCTION • The overexpression of cyclin-dependent kinases 4/6 (CDK4/6) is known to cause cell cycle dysregulation in certain cancer types, making these cell cycle kinases attractive targets for pharmacological inhibition. The effectiveness of first- generation non-selective cyclin- dependent kinases, such as roscovitine and flavopiridol, was hampered by toxicities, leading to the development of second-generation compounds like IBRANCE®/Palbociclib that specifically inhibit CDK4 and 6. • ON 123300 is a third-generation potent CDK4/6 inhibitor that also inhibits ARK5 with low nanomolar potency and has the potential to improve upon second- generation compounds. Previous studies have demonstrated the inhibitory effect of single-agent ON 123300 in various pre- clinical cancer models of MM and leukemia. [1 & 2] • In this study, we investigated the comparative therapeutic potential of ON 123300 as an oral anticancer agent and a second-generation inhibitor, Palbociclib, in xenografted Rb+ve mouse models. METHODS • MDA-MB-435S xenografted mice were treated once a day for 21 days with ON 123300 (125mg/kg) or Palbociclib (125mg/kg). Tumor volumes were measured and peripheral blood was gathered to evaluate the effects on hematological parameters. Separately, Western blot analyses were performed to determine the effect of CDK4/6 inhibition on p-Rb following intra-tumoral treatment with ON 123300 (2.5µM) or Palbociclib (2.5µM). Figure 2. Treatment with ON 123300 or Palbociclib exhibit comparable anticancer activity in Rb+ve in vitro cancer models: Fig. 2: (A & B) The cell viability assay data indicate significant inhibition of MDA- MB-435S and HCC70 Rb+ve cancer cell lines after treatment with various concentrations of ON 123300 (0.15-0.30 µM) and Palbociclib (0.15-0.30 µM). A B RESULTS Figure 6. Intra-tumoral treatment with ON 123300 or Palbociclib significantly inhibits expression of pRb in tumor tissue: Fig 6: The protein expression data shows that intra- tumoral treatment with ON 123300 or Palbociclib mediated significant reduction in expression of pRb in xenografted tumor tissue. Veh - Vehicle and Palbo - Palbociclib. ACKNOWLEDGEMENTS • This study was supported by grants from Onconova Therapeutics Inc. and the work was done at Dept. of Pharm. Sciences, Arnold and Marie Schwartz College of Pharmacy and Health Sciences, Long Island University, NY 11201. CONCLUSION • Our in vitro and xenograft data indicates that ON 123300, a third-generation CDK4/6 inhibitor, is as effective as Palbociclib in an Rb+ve xenograft model. • In addition, this study also suggests that ON 123300 may have the added advantage of reduced neutropenia when compared to Palbociclib. • Prior preclinical data suggest that ON 123300 may be efficacious in Rb-ve tumors, where second-generation compounds have diminished single-agent activity, and our ongoing studies are aimed at further characterizing the in vivo activity of ON 123300 in this setting. REFERENCES 1. Perumal D, Kuo PY, Leshchenko VV, et al. Dual Targeting of CDK4 and ARK5 Using a Novel Kinase Inhibitor ON123300 Exerts Potent Anticancer Activity against Multiple Myeloma. Cancer Res. 2016 Mar 1;76(5):1225-36. 2. Divakar SK, Ramana Reddy MV, Cosenza SC, et al. Dual inhibition of CDK4/Rb and PI3K/AKT/mTOR pathways by ON123300 induces synthetic lethality in mantle cell lymphomas. Leukemia. 2016 Jan;30(1):86-93. Fig 4: MDA-MB-435S xenografted mice were treated QD with ON 123300 (125 mg/kg) or Palbociclib (125 mg/kg) for 21 days. (A) The tumor volume data indicate comparable and significant anti-tumor activity that treatment with ON 123300 or Palbociclib. (B) Animal body weight does not show any significant change after treatment with ON 123300 or Palbociclib. A Figure 4. Treatment with ON 123300 or Palbociclib exhibits similar anti- tumor activity in vivo: Figure 3. Treatment with ON 123300 inhibits expression of p-Rb in MDA-MB-435S Rb+ve cancer cells : Fig. 3: MDA-MB-435S cells were treated with various concentrations of ON 123300 (0.625-2.5 µM) for multiple time points (4-24 hrs.). The protein expression data exhibit a dose- and time-dependent decrease in pRb levels after treatment with varying concentrations of ON 123300. Figure 1. Chemical structure of ON 123300 and Palbociclib: Figure 5. Treatment with ON 123300 exhibits reduced suppression of neutrophils in comparison to Palbociclib in mouse xenografts: Fig. 5: MDA-MB-435S xenografted mice were treated QD with ON 123300 (125 mg/kg) or Palbociclib (125 mg/kg) for 21 days. (A) The blood cell count data indicate that treatment with ON 123300 exhibits significantly improved neutrophil count when compared to Palbociclib in xenografted mice after treatment for 21 days. (B & C) Platelet and RBC counts show similar degree of inhibition after treatment with ON 123300 or Palbociclib. Veh - Vehicle. B C ON 123300 Palbociclib A Xenograft = MDA MB 435. (AACR; Cancer Res 2017; 77 (13 Suppl): Abstract nr 2172) 12

Narazaciclib: Phase 1 Development Plan to Identify RP2D

Dose exploration of monotherapy and in combination; Minimal Diarrhea and Neutropenia without drug holiday

Study	Objective	Primary Endpoints	Status / Topline Result
19-01 Narazaciclib monotherapy in Patients with Advanced Cancer; 3+3 design (NCT04739293)	Determine best dose for future clinical trials (MTD/RP2D)	Assess Pharmacokinetics, pharmacodynamics, lab abnormalities, dose limiting toxicities	Enrollment completed in dose escalation phase; RP2D as monotherapy, not yet achieved Patients dosed up to 280mg
19-01 Narazaciclib plus Letrozole in Endometrial Cancer and Other Gyn Malignancies; 3+3 design (NCT05705505)	Determine best dose for future clinical trials (MTD/RP2D)	Assess Pharmacokinetics, pharmacodynamics, lab abnormalities, dose limiting toxicities	Enrollment completed in dose escalation phase; RP2D defined as 160 mg in combination with Letrozole
HX301-I-01 (China) Narazaciclib monotherapy in Patients with Advanced Solid Tumors; 3+3 design (NCT05731934)	Determine best dose for future clinical trials (MTD/RP2D)	Assess safety, tolerability and pharmacokinetics in doses ranging from 40mg to 200mg	Completed; Narazaciclib at dose levels ranging from 40mg to 160mg was tolerable with a manageable toxicity profile (ASCO, May 2024)

Next Step

- **Studies 19-01 & 19-02: Full data analysis is ongoing**

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TRAWS PHARMA

Narazaciclib: Early Signs of Promising Activity in Monotherapy With Some Patients Benefiting Beyond 1 year



Changes in Target Tumor Size - Waterfall Plot
HX301-I-01 Phase 1 Study (China)
Maximum Change in Target Lesion Diameter Compared with Baseline (%)
75
70
65
60
55
50
45
40
35
30
25
20
15
10
5
0
-5
-10
BC
BC
BC
BC
BC
BC
RC
BC
BC
ACC
BC
GIST
BC
BC
LSGC
S01002 S02002 S02007 S01006 S03003 S02004 S02008 S02001 S01005 S03004 S03005 S02006 S03002 S03010 S03009
Subject Number
Dose
40mg
80mg
120mg
160mg
200mg

4 pts achieved SD, no CR/PR, encouraging SD

- 1 SD at 80mg: Gastrointestinal stromal tumor, GIST, SD for 63 days
- 1 SD at 120 mg: Breast cancer (metastatic ER+/HER2-), prolonged SD for 103 days
- 1 SD at 200 mg: Breast cancer (metastatic ER+/HER2-), prolonged SD for 255 days
- **1 SD at 200 mg*: Breast cancer (metastatic ER+/HER2-), prolonged SD for 413 days**

  **not at RP2D of 280mg*

- *Other CDK4/6s median SD: ~4 months (Biomark Res. 2021 Apr 12;9:24. doi: 10.1186/s40364-021-00271-2)*

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TRAWS PHARMA

Narazaciclib: Differentiated CDK4/6+ Inhibitor with Broad Potential in Oncology 15 • In vitro activity against several high potential kinase targets including CDK4/6, ARK5/ NUAK 1 and CSF1R • Preclinical data point to a role in resistant disease and show synergy with immunotherapies • Opportunities include HR+ breast cancer progressing after CDK 4/6 inhibitor therapy, an unmet need and beyond e.g., triple negative breast cancer, multiple myeloma and lymphoma. Active in Several Cell Pathways • Preclinical studies support application in CDK 4/6 inhibitor refractory metastatic breast cancer • Phase 1 studies show that narazaciclib has generally been associated with less neutropenia and diarrhea than currently approved CDK 4/6 inhibitors – without a drug holiday Distinct, Tolerable Safety Profile • Three Phase 1 monotherapy and combination studies in patients with advanced cancer, including studies completed by Traws and partner HanX (greater China) • Established a recommended Phase 2 dose in combination with Letrozole, (RP2D) • Monotherapy dose escalation up to 280mg, with a favorable safety profile RP2D • Narazaciclib: composition of matter 2031, methods of treatment 2042 • Dates are projected and may be eligible for extension Strong IP Position

RGT - 419B Regor Therapeutics CDK 4+ Phase 1 Data 1. Roche Pharma Day Presentation 2024 pharma_day_20240930_final_online_v02.pdf (roche.com) 16 • Phase 1 Study results presented at San Antonio in 2023 and updated by Roche on Pharma - Day. 1 • Included 12 patients with HR+HER2 - Advanced Breast Cancer who had previously progressed on CDK4/6 inhibitor and Endocrine Therapy. • RGT - 419B administered as oral (PO) monotherapy in continuous 28 - day cycles • Reported to be safe and well - tolerated with no dose - limiting toxicities. According to the report, no patients discontinued treatment with RGT - 419B due to an adverse event. • Single agent efficacy noted with 3PR and were still on treatment according to the report and 6 patients received treatment > 24 weeks.

RGT-419B Regor Therapeutics CDK4

Selective for CDK4 but does not target CSF-1R and ARK5, both critical to prevent metastasis

- RGT-419B, a CDK 4+ inhibitor developed by Regor Therapeutics was recently licensed out to Roche who paid $850 Million upfront in October 2024[1]
- Comparable CDK 4/6 activity to Narazaciclib but RGT-419B also inhibits CDK2
- Unlike Narazaciclib RGT-419B **does not** inhibit:

  •CSF-1R - TAM-mediated immune evasion, metastasis

  •ARK5 - EMT, metastasis, stress survival, chemo-resistance

Table of Inhibition Profiles of Narazaciclib and other CDK4/6 Inhibitors[2,3,4]

Compounds ID	ON123300 Narazaciclib	ON1232580 Narazaciclib Metabolite	RGT-419B Regor	Palbociclib Pfizer	Ribociclib Novartis	Abemaciclib Lilly
CDK4/D1 IC50, nM	2	3	0.3	2	6.7	0.8
CDK6/D3 IC50, nM	2.70	1.60	7.1	23.0	-	10
CDK2/E1 IC50, nM	948	77.0	4.6	290	>10^3	270
CDK4/D3 IC50, nM	0.59	0.52	-	1.45	-	3
CSF-1R	0.7	1.0	-	>10,000	>10,000	>10,000
ARK 5	5.0	6.0	-	1,400	1,540	773

1. Regor Press Release September 30, 2024. Regor Enters into a Definitive Purchase Agreement for Genentech to Acquire Regor's Portfolio of next-generation CDK inhibitors for the Treatment of Breast Cancer (prnewswire.com) 2. Narazaciclib IB v4, 2024, 3. Narazaciclib Chem Div Study (data on file)
4. Regor Press Release December 7, 2023. Regor Announces Promising Safety And Single Agent Efficacy Data Evaluating RGT-419B In HR+/HER2- Advanced Breast Cancer Patients Who Have Progressed On CDK4/6 Inhibitors And Endocrine Therapy (prnewswire.com)

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Narazaciclib is a Promising CDK4/6 Inhibitor with Broad Potential in Oncology 18 • Three Phase 1 monotherapy and combination studies in patients with advanced cancer, including studies completed by Traws and partner HanX (greater China), established a recommended Phase 2 dose (RP2D) • In vitro activity against several high potential kinase targets including CDK4+, ARK5 and CSF1R • Preclinical data point to a role in resistant disease and show synergy with immunotherapies • Opportunities include HR+ breast cancer progressing after CDK 4/6 inhibitor therapy, an unmet need and beyond e.g. triple negative breast cancer, multiple myeloma and lymphoma. • Preclinical studies support application in CDK 4/6 inhibitor refractory metastatic breast cancer • Phase 1 studies show that narazaciclib has generally been associated with less neutropenia and diarrhea than currently approved CDK 4/6 inhibitors – without a drug holiday Active in Several Cell Pathways Distinct, Tolerable Safety Profile RP2D Established

19 Appendix

Narazaciclib is more than a CDK4/6 inhibitor

Narazaciclib has broad anti-tumor activity *in-vivo and potential to favorably modulate the TIME*

- TNBC, NSCLC , Melanoma and CRC with DNA mismatch repair (MSI-H/dMMR) are all treated with pembrolizumab and other ICB therapies; however, a large number of patients exposed to ICB do poorly with treatment[1]
- The tumor immune microenvironment (TIME) has been implicated in this low response/resistance to Immune Checkpoint Blockade (ICB) ie Pembrolizumab and other ICB [1]
- Tumor associated macrophages are the most common cells in the TIME and a key driver of resistance to ICB[1]
- CSF-1R is a driver of resistance to ICB in the TIME of lung cancer and melanoma[2]
- CSF-1R is required to maintain viable TAMs and CSF-1R blockade results in depletion and decreased TAM activity in the TIME [2]
- Preclinical *in vivo* studies show that Narazaciclib as a single agent inhibited the growth of xenografts implanted in immunodeficient mice in tumor types beyond hormone-sensitive cancers[3]
    - Triple-negative breast carcinoma (TNBC), colorectal (CRC), mantle cell lymphoma, Melanoma, and multiple myeloma

1. Li Y, Wang R, Gao Q. The Roles and Targeting of Tumor-Associated Macrophages. Front Biosci (Landmark Ed). 2023 Sep 15;28(9):207. doi: 10.31083/j.fbl2809207. PMID: 37796698.
2. Cancer Res. 2006;66(8):4349-4356. doi:10.1158/0008-5472.CAN-05-3523
3. Traws Pharma, data on file.

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Tumor Associated Macrophages (TAMS): Key drivers of resistance in the TIME CSF - 1R is a critical growth factor for TAMS; CSF - 1R inhibition results in depletion of TAMS Li Y, Wang R, Gao Q. The Roles and Targeting of Tumor - Associated Macrophages. Front Biosci (Landmark Ed). 2023 Sep 15;28(9):207. doi: 10.31083/j.fbl2809207. PMID: 37796698. 21

Colony - Stimulating Factor - 1 Antibody Reverses Chemoresistance in Human MCF - 7 (ER positive) Breast Cancer Xenografts Cancer Res. 2006;66(8):4349 - 4356. doi:10.1158/0008 - 5472.CAN - 05 - 3523 22

Narazaciclib in combination with anti - mPD1 is effective in TNBC in vivo 23 Body Weight Tumor Volume Tumor Weight (Day 22) Vehicle Anti - mPD1 ON123300 Combo Individual Tumor Weights: Median and Range Performed at Reaction Biology, Germany

Comparison of Narazaciclib and Abemaciclib With IC50 Values Below 30 nM

Narazaciclib IC_{50} Values Below 30 nM

KINASE	Narazaciclib	Abemaciclib
CSF1R (C-FMS)	0.7	308
CDK6/cyclin D1	0.6	0.6
CDK6/cyclin D2	0.9	10
CDK6/cyclin D3	0.9	10
CDK4/cyclin D1	2	0.8
CDK4/cyclin D2	3	1
SIK2	2	2216
NUAK1	5	773
CDK4/cyclin D3	6	3
FLT3	6	72
KIT	8	6844
NUAK2	10	>10,000
PDGFRb	10	7360
FLT4/VEGFR3	10	2589
EPHB1	10	9490
DDR	13	405
CDK17/cyclin Y	14	30
LMK1	15	2400
RET	16	6318

KINASE	Narazaciclib	Abemaciclib
CDK2/cyclin O	20	36
FGFR2	20	>10,000
ALK6/BMPR1B	21	>10,000
SIK3	23	>10,000
CDK16/cyclin Y	25	42
YES	28	3200
CDK9/cyclin T2	28	11
ZAK/MLTK	30	>10,000

Traws Pharma Data on File

24

TRAWS PHARMA